UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 15, 2003

Plantronics, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 Press Release issued by Plantronics, Inc. dated July 15, 2003.

Item 9.  Regulation FD Disclosure (pursuant to Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

On July 15, 2003, Plantronics, Inc., a Delaware corporation, issued a press release announcing its financial results for the first quarter ended June 30, 2003 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTRONICS, INC.

(Registrant)

Dated: July 15, 2003

By:	/s/ Barbara V. Scherer

Barbara V. Scherer
Chief Financial Officer

INDEX TO EXHIBITS
Exhibit
99.1     Press Release issued by Plantronics, Inc. dated July 15, 2003.